Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

AMENDMENT NO. 1 to the CREDIT AGREEMENT, dated as of August 18, 2022 (this “Amendment”), among HALOZYME THERAPEUTICS, INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement), each L/C Issuer from time to time party hereto, BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and swing line lender (in such capacity, the “Swing Line Lender”), and each Increase Loan Lender (as defined below);

WHEREAS, reference is hereby made to the Credit Agreement, dated as of May 24, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), among the Borrower, the Guarantors from time to time party thereto, the Administrative Agent, the Swing Line Lender, each Lender and L/C Issuer from time to time party thereto;

WHEREAS, pursuant to Section 2.15 of the Credit Agreement, the Borrower may request an increase to the existing Revolving Credit Commitments under the Credit Agreement by, among other things, entering into a joinder agreement to the Credit Agreement in accordance with the terms and conditions set forth in the Credit Agreement;

WHEREAS, the Borrower has notified the Administrative Agent that it is requesting an increase in the Revolving Credit Commitments (the “Incremental Revolving Commitments”) in the amount set forth on Schedule 1 hereto pursuant to Section 2.15(a) of the Credit Agreement;

WHEREAS, each Person identified on Schedule 1 hereto (each, an “Increase Loan Lender” and, collectively, the “Increase Loan Lenders”) has agreed (on a several and not a joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, to provide the Incremental Revolving Commitments in the amount set forth opposite such Increase Loan Lender’s name on Schedule 1 hereto (and the total amount of the Incremental Revolving Commitments made pursuant to this Amendment shall be $225,000,000.00);

WHEREAS, the Loan Parties, the Administrative Agent and each of the Increase Loan Lenders have indicated their willingness to and shall amend, pursuant to Section 2.15 of the Credit Agreement, certain other terms of the Credit Agreement in connection with the establishment of the Incremental Revolving Commitments as set forth in Section 2 of this Amendment;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.    Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. This Amendment is a “Loan Document” and an “Increase Joinder,” each as defined under the Credit Agreement.

Section 2.    Amendments Relating to the Incremental Revolving Commitments. Effective as of the Amendment No. 1 Effective Date (as defined below), the Loan Parties, the Administrative Agent and each of the Increase Loan Lenders hereby agree to each of the following amendments:

(a)    Amendments to Section 1.01. The following defined terms shall be added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Amendment No. 1” shall mean Amendment No. 1 to the Credit Agreement, dated as of the Amendment No. 1 Effective Date.

“Amendment No. 1 Effective Date” shall mean August 18, 2022.

(b)    The table in Schedule 2.01A of the Credit Agreement under the heading “Revolving Credit Facility” is deleted and replaced with the table attached hereto as Schedule 2.

(c)    In the definition of “Revolving Credit Commitment” in Section 1.01 of the Credit Agreement, replace the last sentence therein with the following: “The aggregate amount of the Revolving Credit Commitments of all of the Revolving Credit Lenders on the Amendment No. 1 Effective Date is $575,000,000.00.”

Section 3.    Incremental Revolving Commitments. Effective as of the Amendment No. 1 Effective Date:

(a)    The Borrower and each Increase Loan Lender hereby agree that, subject to the satisfaction (or waiver by the Administrative Agent) of the conditions in Section 6 hereof, on the Amendment No. 1 Effective Date, the Incremental Revolving Commitments of each Increase Loan Lender shall become effective and the Revolving Credit Commitments shall be deemed increased by the amount of the Incremental Revolving Commitments of each Increase Loan Lender in the amounts set forth on Schedule 1 hereto. Pursuant to Section 2.15 of the Credit Agreement, the Incremental Revolving Commitments shall be Revolving Credit Commitments for all purposes under the Credit Agreement and each of the other Loan Documents and shall have terms and provisions identical to the Revolving Credit Commitments outstanding under the Credit Agreement immediately prior to the date hereof.

(b)    Each Increase Loan Lender acknowledges and agrees that upon the Amendment No. 1 Effective Date, such Increase Loan Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(c)    After giving effect to the Incremental Revolving Commitments, the Revolving Credit Commitment of each Lender shall be as set forth on Schedule 2 hereto.

Section 4.    Adjustment of Revolving Credit Loans. The adjustment of the Lenders’ Revolving Credit Loans contemplated by Section 2.15(d) of the Credit Agreement with respect to any increase in the Revolving Credit Commitments shall occur with respect to the Incremental Revolving Commitments contemplated hereby on the Amendment No. 1 Effective Date, and the Increase Loan Lenders shall make such Revolving Credit Loans on the Amendment No. 1 Effective Date as may be required to effectuate such adjustment.

Section 5.    Representations Correct. By its execution of this Amendment, each Loan Party hereby represents and warrants, as of the date hereof, that:

(a)    Each Loan Party has the corporate, partnership, limited liability company, unlimited liability company or other applicable business entity power and authority, as the case may be, to execute, deliver and perform the terms and provisions of this Amendment (and by extension the Amended Credit Agreement) and has taken all necessary corporate, partnership, limited liability company, unlimited liability company or other applicable business entity action, as the case may be, to authorize the execution, delivery and performance by it of this Amendment. Each Loan Party has duly executed and delivered this Amendment, and this Amendment (and by extension the Amended Credit Agreement) constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable Debtor Relief Law and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(b)    The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Applicable Law;

(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, other than (i) authorizations, approvals, actions, notices and filings which have been duly obtained, (ii) filings to perfect the Liens created by the Collateral Documents and (iii) SEC filings to disclose the entry into this Amendment following the Amendment No. 1 Effective Date; and

(d)    All proceeds of the Loans incurred after the Amendment No. 1 Effective Date will be used in accordance with Section 6.11 of the Amended Credit Agreement.

Section 6.    Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment No. 1 Effective Date”), subject to the satisfaction of the following conditions:

(a)    Counterparts of this Amendment shall have been executed and delivered by the Borrower, the Guarantors, the Administrative Agent, each Increase Loan Lender, the Swing Line Lender and each L/C Issuer to the Administrative Agent;

(b)    Each of the conditions set forth in Section 4.02 of the Credit Agreement shall be satisfied;

(c)    No Default has occurred and is continuing or will exist from the borrowing to be made on the Amendment No. 1 Effective Date or the incurrence of the convertible notes issued on the Amendment No. 1 Effective Date;

(d)    The representations and warranties contained in Section 5 of this Amendment, Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) on and as of the Amendment No. 1 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects (or, with respect to representations and warranties qualified by materiality, in all respects) as of such earlier date, and except that the representations and warranties contained in Section 5.05(a) and Section 5.05(b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(e)    On a pro forma basis (assuming that the Incremental Revolving Commitments are fully drawn and giving effect to the incurrence of the convertible notes issued on the Amendment No. 1

Effective Date), the Borrower shall be in compliance with each of the covenants set forth in Section 7.11 of the Credit Agreement and the Consolidated Net Leverage Ratio shall not be greater than 0.25:1.00 less than the Consolidated Net Leverage Ratio permitted under Section 7.11(a) of the Credit Agreement, in each case as of the end of the latest fiscal quarter for which internal financial statements are available;

(f)    The Borrower shall make any breakage payments in connection with any adjustment of Revolving Credit Loans pursuant to Section 2.15(d) of the Credit Agreement;

(g)    The Administrative Agent shall have received (i) an officer’s certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 6(c), 6(d) and 6(e) have been satisfied and (ii) a favorable opinion of DLA Piper LLP (US), counsel to the Loan Parties, in form and substance acceptable to Administrative Agent;

(h)    The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party;

(i)    The Administrative Agent shall have received such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification;

(j)    The Administrative Agent shall have received a certificate attesting to the Solvency of the Loan Parties after giving effect to this Amendment, from its chief financial officer;

(k)    The Borrower shall have repaid in full all outstanding Term A Loans, accrued interest thereon and any breakage payments in connection therewith pursuant to Section 2.15(d) of the Credit Agreement;

(l)    (x) upon the reasonable request of any Increase Loan Lender made at least seven (7) days prior to the Amendment No. 1 Effective Date, the Borrower shall have provided to such Increase Loan Lender, and such Increase Loan Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act, in each case at least five (5) days prior to the Amendment No. 1 Effective Date and (y) at least five (5) days prior to the Amendment No. 1 Effective Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Increase Loan Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party;

(m)    The Borrower has paid all costs and fees, including Cahill Gordon & Reindel LLP’s legal fees, in connection with the consummation of the foregoing; and

(n)    A Revolving Credit Note executed by the Borrower in favor of each Increase Loan Lender requesting a Revolving Credit Note.

Section 7.    Fees Generally. All fees payable hereunder shall be in all respects fully earned, due and payable on the Amendment No. 1 Effective Date and non-refundable and non-creditable thereafter.

Section 8.    Acknowledgments and Confirmations.

(a)    Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document (and each joinder to such Loan Documents) to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) its guarantee of the Obligations (including, without limitation, the Obligations that may arise pursuant to the Incremental Revolving Commitments), and (iii) its prior grant of Liens on the Collateral to secure the Obligations (including, without limitation, the Obligations that may arise pursuant to the Incremental Revolving Commitments) owed or otherwise guaranteed by it pursuant to the Collateral Documents with all such Liens continuing in full force and effect after giving effect to this Amendment.

(b)    Notwithstanding the above, each of the Loan Parties consents to the amendments of and increases to the Credit Agreement effected by this Amendment and confirms that (i) its obligations as a Guarantor under the Credit Agreement are not discharged or otherwise affected by those amendments and/or increases or the other provisions of this Amendment and shall accordingly continue in full force and effect, (ii) its obligations under, and the Liens granted by it in and pursuant to, the Collateral Documents to which it is a party are not discharged or otherwise affected by those amendments and/or increases or the other provisions of this Amendment and shall accordingly remain in full force and effect and (iii) the Obligations so guaranteed and secured shall, after the Amendment No. 1 Effective Date, extend to the Obligations under the Loan Documents (including under the Credit Agreement as amended pursuant to this Amendment).

Section 9.    Amendment, Modification and Waiver. After the effectiveness hereof, this Amendment may not be amended, modified or waived except in accordance with Section 11.01 of the Amended Credit Agreement.

Section 10.    Liens Unimpaired. After giving effect to this Amendment, neither the modification of the Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(a)    impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority applicable to such Liens immediately prior to giving effect to this Amendment to secure repayment of all Obligations, whether heretofore or hereafter incurred; or

(b)    requires that any new filings be made under any Loan Document or that any other action be taken under any Loan Document to perfect or to maintain the perfection of such Liens.

Section 11.    Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment is a Loan Document. This Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document.

Section 12.    GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL; ETC.; . Section 11.14 and Section 11.15 of the Credit Agreement is hereby incorporated mutatis mutandis and shall apply hereto.

Section 13.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 14.    Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, but all of which taken together shall constitute the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic means, including by email with a “pdf” copy thereof attached, shall constitute an original for purposes hereof. The words “execution,” “signed,” “signature” and words of like import in this Amendment relating to the execution and delivery of this Amendment shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 15.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

HALOZYME THERAPEUTICS, INC., as Borrower

By:	/s/ Nicole LaBrosse
Name: Nicole LaBrosse
Title: Senior Vice President and Chief Financial Officer

HALOZYME, INC. as a Guarantor

By:	/s/ Nicole LaBrosse
Name: Nicole LaBrosse
Title: Chief Financial Officer

ANTARES PHARMA, INC.,
as a Guarantor

By:	/s/ Nicole LaBrosse
Name: Nicole LaBrosse
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to the Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kevin L. Ahart
Name: Kevin L. Ahart
Title: Vice President

[Signature Page to Amendment No. 1 to the Credit Agreement]

BANK OF AMERICA, N.A., as an Increase Loan Lender, Swing Line Lender and L/C Issuer

By:	/s/ Sebastian Lurie
Name: Sebastian Lurie
Title: SVP

[Signature Page to Amendment No. 1 to the Credit Agreement]

WELLS FARGO BANK, N.A., as an Increase Loan Lender and L/C Issuer

By:	/s/ Lindsey Stuckey
Name: Lindsey Stuckey
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

JPMorgan Chase Bank, N.A., as an Increase Loan Lender

By:	/s/ Ling Li
Name: Ling Li
Title: Executive Director

[Signature Page to Amendment No. 1 to Credit Agreement]

Bank of the West, as an Increase Loan Lender

By:	/s/ Douglas Lambell
Name: Douglas Lambell
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

Citibank, N.A., as an Increase Loan Lender

By:	/s/ H. Hiro Ebihara
Name: H. Hiro Ebihara
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

GOLDMAN SACHS BANK USA, as an Increase Loan Lender

By:	/s/ William E. Briggs IV
Name: William E. Briggs IV
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

MIZUHO BANK, LTD., as an Increase Loan Lender

By:	/s/ John Davies
Name: John Davies
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

Silicon Valley Bank, as an Increase Loan Lender

By:	/s/ Justin Roberts
Name: Justin Roberts
Title: Director

[Signature Page to Amendment No. 1 to Credit Agreement]

Fifth Third Bank, National Association, as an Increase Loan Lender

By:	/s/ Mike Ryan
Name: Mike Ryan
Title: Healthcare Corporate Banking Group Head

[Signature Page to Amendment No. 1 to Credit Agreement]

MUFG Union Bank, N.A., National Association, as an Increase Loan Lender

By:	/s/ Joe Kight
Name: Joe Kight
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

CITY NATIONAL BANK, as an Increase Loan Lender

By:	/s/ Jennifer Hwang
Name: Jennifer Hwang
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]